UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 11, 2012

                         Simpson Manufacturing Co., Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-23804	94-3196943
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	file number)	Identification No.)

                         5956 W. Las Positas Blvd., Pleasanton, CA 94588

(Address of principal executive offices)

(Registrant’s telephone number, including area code): (925) 560-9000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-2)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On June 13, 2012, Simpson Manufacturing Co., Inc. (the “Company”) announced that it appointed James S. Andrasick to its Board of Directors in a press release, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by this reference.

The Company’s Board of Directors has appointed Mr. Andrasick to its Audit Committee and its Acquisition and Strategy Committee.

Mr. Andrasick will be compensated in the same manner as other directors as described under the heading Compensation of Directors in Exhibit 10 of the Company’s report on Form 8-K dated June 8, 2012, which is incorporated herein by this reference.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Simpson Manufacturing Co., Inc.
(Registrant)

DATE: June 13, 2012	By	/s/ BRIAN J. MAGSTADT
Brian J. Magstadt
Chief Financial Officer

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Item 9.01 Financial Statements and Exhibits

Exhibit No. Description

Exhibit 99.1 Press release dated June 13, 2012.

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